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                                                                    Exhibit 10.1

             SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND
                          AMENDMENT OF DEFAULT LETTER



This Sixth Amendment to Credit And Security Agreement and Amendment of Default Letter, dated as of July 28, 2000, is made by and between P. G. DESIGN ELECTRONICS, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation formerly known as Norwest Business Credit, Inc. (the "Lender").

                                R E C I T A L S:

The Borrower and the Lender have entered into a Credit and Security Agreement dated as of December 31, 1998, as amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

Pursuant to a letter dated January 27, 2000 (the "Default Letter"), the Lender demanded payment of the Obligations by no later than May 1, 2000, which date was extended to August 1, 2000, pursuant to the terms of that certain Fourth Amendment to Credit and Security Agreement and Amendment of Default Letter dated April 21, 2000 (the "Fourth Amendment"). The Borrower has requested that the Lender agree to a further extension of the time for payment of the Obligations in full, which the Lender is willing to do pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.  Defined Terms.  Capitalized terms used in this Amendment which are defined
    --------------
in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by amending the following definition:

          "Borrowing Base" means, at any time the lesser of:
               (a)    the Maximum Line; or
               (b) subject to change from time to time in the Lender's discretion, the sum of:

                     (i) the lesser of (A) 85% of Eligible Accounts, which percentage shall be reduced on the last Banking Day of each week by 1% per week commencing on September 8, 2000 or (B) $10,500,000; plus

         (iii) (ii) the lesser of (A) 4.0% of Eligible Inventory, which shall continue to be reduced (1) on August 1, 2000, by 1%, (2) on 15, 2000, by
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                          HEARTLAND TECHNOLOGY, INC.
                                JUNE 30, 2000


2.5% and on September 1, 2000 to 0%, or (B) 600,000, which amount shall continue to be reduced on August 15, 2000, by $100,000.

2.   Amendment to Section 2.3.  Section 2.3 of the Credit Agreement is amended
     -------------------------
to  read as follows:

     Section 2.3. Payment of Term Note. The outstanding principal balance of the Term Note shall be due and payable as follows:

              (a) Be ginning on May 8, 2000, and on the first Banking Day of each week thereafter through July 31, 2000, in equal weekly installments of Twenty Five Thousand Dollars ($25,000) each; and

(b) Beginning on August 7, 2000, and on the first Banking Day of each week thereafter, in equal weekly installments of Thirty Five Thousand Dollars ($35,000) each, and

(c) On the Termination Date, the entire unpaid principal balance of the Term unpaid interest accrued thereon, shall in any event be due and payable.


3.   Extension of Final Date for Payment.  Notwithstanding the terms of the
     ------------------------------------
Default Letter and the Fourth Amendment, the Lender hereby agrees to extend the time for payment in full of the Obligations to November 30, 2000.

4.   No Other Changes.  Except as explicitly amended by this Amendment, all the
     ----------------
terms and conditions of both the Credit Agreement and the Default Letter shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

5.   Conditions Precedent.  This Amendment shall be effective when the Lender
     ---------------------
shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor.

     (c)  Such other matters as the Lender may require.

6.   Representations and Warranties.  The Borrower hereby represents and
     -------------------------------
warrants to the Lender as follows:

     (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not
(i) require any
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                          HEARTLAND TECHNOLOGY, INC.
                                JUNE 30, 2000

authorization, consent or approval by any governmental commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7.   References.  All references in the Credit Agreement to "this Agreement"
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shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8.   No Waiver.  The execution of this Amendment and acceptance of any
     ----------
documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

9.   Release. The Borrower, and each Guarantor by signing the Acknowledgment and
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Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10.  Costs and Expenses. The Borrower hereby reaffirms its agreement under the
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Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the

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                          HEARTLAND TECHNOLOGY, INC.
                                JUNE 30, 2000

preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

11.  Miscellaneous.  This Amendment and the Acknowledgment and Agreement of
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Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Credit and Security Agreement and Amendment of Default Letter to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC. P. G. DESIGN ELECTRONICS, INC.


By:  /s/ Thomas J. Zak                       By:  /s/ Edwin Jacobson
     ---------------------                        ------------------
Its: V.P.                                    ts:  President & CEO
     ---------------------                        ------------------

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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


     The undersigned, each a guarantor of the indebtedness of P. G. Design Electronics, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc., known as Norwest Business Credit, Inc. (the "Lender"), pursuant to a separate Guaranty each dated as of December 31, 1998 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including, without limitation, the release set forth in Paragraph 9 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                                      HEARTLAND TECHNOLOGY, INC.



                                                By:  /s/ Richard P. Brandstatter
                                                     ---------------------------
                                                Its: Vice President
                                                     ---------------------------

                                                HTI Z CORP., formerly known as
                                                ZECAL CORP.



                                                By:  /s/ Edwin Jacobson
                                                     ---------------------------
                                                Its:  President & CEO
                                                      --------------------------
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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


     The undersigned, a guarantor of certain indebtedness of P. G. Design Electronics, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender"), pursuant to a Guaranty dated as of May 5, 2000 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including, without limitation, the release set forth in Paragraph 9 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                                           ZECAL TECHNOLOGY, LLC



                                                         By:  /s/ Edwin Jacobson
                                                              ------------------
                                                         Its:  Chairman
                                                               -----------------